U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2010
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation)	001-13545 (AMB Property Corporation)	94-3281941 (AMB Property Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)
415-394-9000

(Registrant’s telephone number, including area code)
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 9, 2010, AMB Property Corporation’s operating partnership, AMB Property, L.P. (the “Operating Partnership”), offered $175,000,000 million aggregate principal amount of its new series of 4.00% notes due 2018 in an underwritten registered public offering. The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on August 14, 2009. The offering is expected to close on November 12, 2010, subject to certain closing conditions. The notes are senior unsecured obligations of the Operating Partnership and are fully and unconditionally guaranteed by AMB Property Corporation. The notes are governed by the terms of an Indenture dated as of June 30, 1998 among the Operating Partnership, AMB Property Corporation and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.), and an Eleventh Supplemental Indenture to be dated November 12, 2010 among the Operating Partnership, AMB Property Corporation and U.S. Bank National Association, filed as Exhibit 4.1 hereto.
The notes are subject to redemption at the Operating Partnership’s option at any time in whole or from time to time in part, at a redemption price equal to (A) if the notes are redeemed prior to the date that is 90 days prior to the maturity date of the notes, the greater of (i) 100% of the principal amount of the notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such redemption date) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to such redemption date, or (B) if the notes are redeemed on or after 90 days prior to the maturity date of the notes, 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to such redemption date.
The Operating Partnership intends to use approximately $140 million of the net proceeds after deducting underwriting discounts and estimated transaction expenses to reduce the U.S. dollar borrowings under its $500 million unsecured revolving credit facility. The Operating Partnership intends to use the remaining net proceeds for general corporate purposes, which may include acquisitions of properties, portfolios of properties or interests in property-owning or real estate-related entities; development, redevelopment or value-added conversion activities; equity investments in co-investment funds; the repayment of indebtedness (which may include intercompany indebtedness); the redemption or other repurchase of outstanding securities; loans to affiliated entities; capital expenditures and increasing its working capital. Pending such use of the net proceeds, the Operating Partnership may use the net proceeds to invest in short-term securities.
In connection with the offering of the notes, AMB Property Corporation entered into an underwriting agreement dated November 9, 2010 with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.
In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr LLP, regarding certain Maryland law issues. Additionally, in connection with the filing of the underwriting agreement, we are filing as Exhibit 5.2 hereto an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.
The description in this current report of the notes and the supplemental indenture is not intended to be a complete description of those instruments, and the description is qualified in its entirety by the full text of the documents which are attached as exhibits to, and incorporated by reference in, this Current Report.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
AMB Property Corporation and AMB Property L.P. hereby file the following exhibits to, and incorporate such exhibits by reference in, the Registration Statement which was filed on August 14, 2009 and supplemented by the Prospectus Supplement dated November 9, 2010, filed with the Securities and Exchange Commission by AMB Property Corporation and AMB Property L.P. on November 9, 2010:

1.1	Underwriting Agreement, dated November 9, 2010, among AMB Property Corporation, AMB Property, L.P., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4.1	Eleventh Supplemental Indenture, to be dated as of November 12, 2010, among AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).
4.2	Form of 4.00% Note due 2018 attaching the AMB Property Corporation Guarantee.
5.1	Opinion of Ballard Spahr LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: November 10, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
By:	AMB Property Corporation,
Its general partner

Date: November 10, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

1.1	Underwriting Agreement, dated November 9, 2010, among AMB Property Corporation, AMB Property, L.P., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4.1	Eleventh Supplemental Indenture, to be dated as of November 12, 2010, among AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).
4.2	Form of 4.00% Note due 2018 attaching the AMB Property Corporation Guarantee.
5.1	Opinion of Ballard Spahr LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).